Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Board of Directors and Management of Calvert Impact Climate, Inc. and Calvert Impact, Inc.

We have performed the procedures enumerated in Attachment A, on certain information with respect to attributes of the Property Assessed Clean Energy (PACE) assets related to the offering of certain classes of notes by Calvert Impact Climate, Inc. (the Issuer). The Issuer and Calvert Impact, Inc. (the Company) (collectively, the Specified Parties) are responsible for the PACE assets and the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the data file. This report may not be suitable for any other purpose. Additionally, the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated in Attachment A either for the purpose for which this report has been requested or for any other purpose.

Between April 20, 2023 and May 15, 2023, we received one or more data files on which to perform our procedures. In performing a comparison of the attributes in the preliminary data files to the corresponding information set forth in the source documents, we identified differences, which were communicated to the Company. The final data file reflects the resolution of differences communicated as determined appropriate by the Company. We performed the procedures on the final data file, provided to us on May 15, 2023, and the procedures and associated findings are included in Attachment A.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the AICPA. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or a conclusion, respectively, on the attributes of the PACE assets related to the offering of certain classes of notes by the Issuer. Accordingly, we do not express such opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•	Forming any conclusion
•	Any other terms or requirements of the transaction that do not appear in our report.

We are not responsible for, and have not agreed to, the appropriateness of the procedures for the intended purposes. We have no responsibility to update the report for events and circumstances occurring after the issuance of this report.

We are required to be independent of the Company and the Issuer and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by anyone other than the Specified Parties, including investors and rating agencies who are not identified as specified parties but who may have access to this report as required by law or regulation.

Vienna, Virginia
May 25, 2023

Attachment A

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•
the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•
the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Closing Date Collateral Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•
the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include Loan Agreements (which Comprise PACE Loan Agreements, PACE Financing Agreements, PACE Promissory Notes, PACE Assessment and Financing Agreements, PACE Assessment Contracts and PACE Cooperative Agreements), Project Profile Memos, Mortgage Agreements and Appraisals.

For the purposes of our procedures, we assumed that characteristics with differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement. For computations where all numerical inputs were in agreement, and differences were solely due to rounding, the result was deemed in agreement. For the purposes of our procedures, we assumed any differences in the Property Address or State Characteristics that are as a result of abbreviations or punctuation were considered in agreement.

Data File Review Procedures

The PACE assets are listed on Attachment B. For each of the PACE assets, we performed comparisons from the final data file received on May 15, 2023, for certain PACE asset characteristics, to information from the Source Documents.

The procedures we performed on the PACE assets are listed below:

Attribute	Characteristic	Source Document
1	Original Assessment/Bond Balance	Loan Agreements
2	Property Address	Loan Agreements
3	State	Loan Agreements
4	Property Zip Code	Loan Agreements
5	Financing Closing Date	Loan Agreements
6	Project Cost	Project Profile Memos
7	Assessment/Bond Coupon	Loan Agreements
8	Original Term	Loan Agreements
9	First PACE Assessment/Bond Payment Date	Loan Agreements

Attribute	Characteristic	Source Document
10	Total Combined LTV	Loan Agreements, Appraisals, Project Profile Memos, Mortgage Agreements
11	PACE Lien to Value Ratio	Loan Agreements, Appraisals, Project Profile Memos
12	Prepayment Penalty	Loan Agreements

We compared Attribute 1 through 7, 9 and 12 (as set forth in the final data file) to the corresponding information set forth in the provided Source Documents. With respect to Characteristics 8, 10 and 11, we recomputed the information based on inputs from the Source Documents. There were no discrepancies between the final data file and the Source Documents.

The Specified Parties are responsible for the Source Documents, and as such, we have not performed procedures or made any representation as to, the accuracy, completeness, or reasonableness of the Source Documents.

Attachment B

PACE Asset Number	PACE Asset Name
1	22-11 Van Buren - The Marlow
2	20-41 Nebraska Multisport
3	21-58 Renew - Agora
4	22-47 Wallick - Oakleaf
5	22-46 Midland Atlantic - Kenwood
6	21-50 Concord - 1 S. Main
7	21-57 Renew – Painesville
8	22-30 MAN Holdings - Euclid
9	22-25 Headwall – The Allen
10	21-64 Renew – 70th
11	22-62 F Street - Germantown
12	22-66 Seward - Coliseum